UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2013

Commission file number 001-32511
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IHS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 16, 2013, IHS Inc. (“IHS”, "we", "our") filed a Current Report on Form 8-K reporting that on July 15, 2013, IHS completed the acquisition of all of the outstanding equity interests of R. L. Polk & Co., a Delaware corporation (“Polk”). References to the terms of the acquisition are qualified in their entirety by reference to the full text of the Stock Purchase Agreement entered into as of June 8, 2013 that was included in our Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on July 16, 2013.

This Amendment No. 1 amends the Current Report on Form 8-K filed on July 16, 2013 to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the initial filing as permitted under Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited consolidated financial statements and related notes of Polk as of and for the year ended March 31, 2013.

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited condensed consolidated financial statements and related notes of Polk as of and for the three months ended June 30, 2013 and 2012.

(b) Pro forma financial information.

Attached hereto as Exhibit 99.3 and incorporated herein by reference, we are furnishing the unaudited pro forma condensed combined statements of operations for the nine months ended August 31, 2013, and for the fiscal year ended November 30, 2012. A pro forma condensed consolidated balance sheet is not included in this filing because the transaction has already been reflected in our condensed consolidated balance sheet as of August 31, 2013, which was included in our fiscal third quarter 2013 Quarterly Report on Form 10-Q.

(d) Exhibits.

23.1 Consent of PricewaterhouseCoopers LLP.

99.1 Audited consolidated financial statements and related notes of Polk as of and for the year ended March 31, 2013.

99.2 Unaudited condensed consolidated financial statements and related notes of Polk as of and for the three months ended June 30, 2013 and 2012.

99.3 Unaudited pro forma condensed combined statements of operations for the nine months ended August 31, 2013, and for the fiscal year ended November 30, 2012.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K/A contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “predict,” “estimate,” “expect,” “continue,” “strategy,” “future,” “likely,” “may,” “might,” “should,” “will,” the negative of these terms, and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding: guidance and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions, including acquisitions and dispositions, anticipated benefits from strategic actions, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, including volatility in interest and exchange rates; our ability to successfully manage risks associated with changes in demand for our products and services as well as changes in our targeted industries; our ability to develop new products and services, pricing, and other competitive pressures, and changes in laws and regulations governing our business; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors' services; our ability to successfully integrate acquisitions into our existing businesses and manage risks associated therewith; and the other factors described under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended November 30, 2012 and quarterly report on Form 10-Q for the quarter ended February 28, 2013, along with our other filings with the SEC.

Any forward-looking statement made by us in this current report on Form 8-K/A is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: September 24, 2013	By:	/s/ Stephen Green
Stephen Green
Executive Vice President, Legal and Corporate Secretary